UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2006

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2 Applegate Drive, Robbinsville, NJ		08691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (609) 632-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Definitive Agreement.

American Bank Note Holographics, Inc. (the “Company”) entered into an amendment dated as of July 26, 2006 (the “Amendment”) to the Development, Supply and Subcontracting Agreement dated as of May 30, 2001, as amended pursuant to Amendment No. 1 dated January 4, 2006 by and between the Company and CFC International, Inc. (“CFC”) (the “Agreement”).  Under the terms of the Amendment, the parties have agreed to the terms and conditions under which they will incorporate into the HoloMag™ product manufactured by CFC pursuant to the Agreement, the Company’s patent pending invention which significantly reduces electro-static discharge.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: August 1, 2006	By:	/s/ Kenneth H. Traub
Kenneth H. Traub
President and Chief Executive Officer